Exhibit 10.27.11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

THIRTEENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Thirteenth Amendment to the United Express Agreement (the “Amendment”) is dated as of February 5, 2016 by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 South Wacker Drive. Chicago. Illinois 60606 (“United”), and SHUTTLE AMERICA CORP., an Indiana corporation, with its corporate offices located at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Contractor”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (as amended previously by the parties hereto the “Agreement”); and

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement; and

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment or the Credit Agreement (as defined below) shall have the meanings assigned to them in the Agreement.

II.	SCOPE, TERM, and CONDITIONS

A.	Article I of the Agreement is hereby amended by revising the definition of Termination Date, as follows:

“Termination Date” means the date of early termination of this Agreement, as provided in a notice delivered from one party to the others pursuant to [***].

B.	Article XVI.C of the Agreement is hereby amended to add a new subsection (iii), as follows:

[***]

C.	[***].

D.	For the avoidance of doubt, Contractor and United agree that [***].

III. MISCELLANEOUS. Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of the Agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the effective date first above written.

UNITED AIRLINES, INC.		SHUTTLE AMERICA CORP.

By:	/s/ Brad Rich	By:	/s/ Bryan K. Bedford
Brad Rich		Bryan K. Bedford
Senior Vice President, United Express		Chief Executive Officer